EXHIBIT 5


                                   APPLICATION

[logo] PHOENIX    PHL VARIABLE INSURANCE COMPANY                                                       PHOENIX ASSET MANAGER

                  REGULAR MAIL:   Phoenix Annuity Mail Operations                               VARIABLE ANNUITY APPLICATION
                                  PO Box 8027, Boston MA 02266-8027

                  EXPRESS MAIL:   Phoenix Annuity Mail Operations
                                  66 Brooks Drive, Suite 8027, Braintree MA 02184

--------------------------------------------------------------------------------
ANNUITANT
--------------------------------------------------------------------------------
Name (Print as desired in contract)

--------------------------------------------------------------------------------
Social Security Number
                                          [  ][  ][  ]-[  ][  ]-[  ][  ][  ][  ]
--------------------------------------------------------------------------------
Date of Birth                                              Sex
                                                                [  ] Male
                                                                [  ] Female
--------------------------------------------------------------------------------
Address




--------------------------------------------------------------------------------
City                                            State           ZIP Code

--------------------------------------------------------------------------------
Phone
                                      [  ][  ][  ]/[  ][  ][  ]-[  ][  ][  ][  ]
--------------------------------------------------------------------------------
JOINT ANNUITANT - (If any)
--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Social Security Number
                                          [  ][  ][  ]-[  ][  ]-[  ][  ][  ][  ]
--------------------------------------------------------------------------------
Date of Birth                                              Sex
                                                                [  ] Male
                                                                [  ] Female
--------------------------------------------------------------------------------
Address




--------------------------------------------------------------------------------
City                                            State           ZIP Code

--------------------------------------------------------------------------------
Phone
                                      [  ][  ][  ]/[  ][  ][  ]-[  ][  ][  ][  ]
--------------------------------------------------------------------------------
OWNER - [  ] Individual    [  ] Joint    [  ] Trust    [  ] Other
--------------------------------------------------------------------------------
Name (Print as desired in contract)

--------------------------------------------------------------------------------
Social Security Number /
Federal I.D.                                [  ][  ][  ][  ][  ][  ][  ][  ][  ]
--------------------------------------------------------------------------------
Date of Birth                                              Sex
                                                                [  ] Male
                                                                [  ] Female
--------------------------------------------------------------------------------
Address




--------------------------------------------------------------------------------
City                                            State           ZIP Code

--------------------------------------------------------------------------------
Phone
                                      [  ][  ][  ]/[  ][  ][  ]-[  ][  ][  ][  ]
--------------------------------------------------------------------------------
JOINT OWNER - (If any)
--------------------------------------------------------------------------------
Name (Print as desired in contract)

--------------------------------------------------------------------------------
Social Security Number /
Federal I.D.                                [  ][  ][  ][  ][  ][  ][  ][  ][  ]
--------------------------------------------------------------------------------
Date of Birth               Relationship to Owner          Sex
                                                                [  ] Male
                                                                [  ] Female
--------------------------------------------------------------------------------

BENEFICIARY DESIGNATION -
(All to share equally unless otherwise specified)
--------------------------------------------------------------------------------
                Name                                 Relationship           %
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------



--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
PLAN TYPE/SOURCE OF FUNDS - (Check payable to "PHOENIX")
--------------------------------------------------------------------------------
A. Nonqualified

   [  ] Initial                         Amount of Premium  $____________________

   [  ] 1035 Exchange                   Estimated Premium  $____________________

B. Qualified

   [  ] New Contribution

        ________________                Amount of Premium  $____________________
            Tax Year

        ________________                Amount of Premium  $____________________
            Tax Year

   [  ] Direct Transfer                 Estimated Premium  $____________________

   [  ] Rollover                        Estimated Premium  $____________________

   Type of Qualified Plan

   [  ] Traditional IRA      [  ] SEP IRA      [  ] Roth IRA     [  ] Simple IRA

   [  ] 403(b) Rollover      [  ] 401(a) Qualified Plan
--------------------------------------------------------------------------------
DEATH BENEFIT OPTIONS
--------------------------------------------------------------------------------
[  ] Option 1 - Return of Premium             [  ] Option 2 - Annual Step-Up*

*May not be available for qualified plans
--------------------------------------------------------------------------------
REPLACEMENT - (Attach appropriate exchange forms)
--------------------------------------------------------------------------------
Are there any life insurance policies or annuity contracts owned by or on the life of the owner or the annuitant? [ ] Yes [ ] No

Will this annuity replace any existing life insurance or annuity?
[  ] Yes  [  ] No

Company  _______________________________________________________________________

Contract No. ___________________________________________________________________
--------------------------------------------------------------------------------
SPECIAL REMARKS
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------



OL4005                                                                      5-02

--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWALS
--------------------------------------------------------------------------------
All partial withdrawals will be executed on each contract monthly anniversary following receipt of the Systematic Withdrawal request.

The withdrawal amount will be deducted proportionately from the existing
Subaccounts.           Withdrawal:     Flat Amount $____________________________

[  ] Electronically deposit my payments to Bank Account
     Number _________________________  Bank Routing Number _____________________
     ATTACH VOID CHECK.

Federal taxes will automatically be withheld from the requested withdrawal amount at a rate of 10% unless you indicate below a different percentage or elect not to have taxes withheld: [ ] Withhold taxes at a rate of ____%
[  ] Do not withhold taxes
--------------------------------------------------------------------------------
TELEPHONE / ELECTRONIC AUTHORIZATION
--------------------------------------------------------------------------------
Please complete this section to authorize Phoenix to act on telephone or electronic instructions received from you and/or your Registered Representative:

(Check one only)  [  ]  Owner only

                  [  ]  Owner and Owner's Registered Representative

                  [  ]  No One

Phoenix will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, I agree to hold harmless Phoenix and its affiliates and their directors, trustees, officers, employees, representatives and/or agents, from any claim, liability, loss or cost.
--------------------------------------------------------------------------------
OWNER(S) ACKNOWLEDGEMENTS
--------------------------------------------------------------------------------
The following states require the applicant to acknowledge the information below that pertains to his or her specific state.

   ARKANSAS   KENTUCKY   NEW MEXICO   OHIO   OKLAHOMA   PENNSYLVANIA - Any
   person who knowingly and with intent to defraud any insurance company or other person and who files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading information concerning any false materials thereto commits a fraudulent insurance act which is a crime and subjects such person to criminal and civil penalties.

   ARIZONA - Upon your written request, we will provide you within a reasonable period of time reasonable factual information regarding the benefits and provisions of the annuity contract for which you are applying. If for any reason you are not satisfied with the contract, you may return the contract within ten days after it is delivered to you for a refund of any payments made, less any withdrawals paid. If the contract you are applying for is a variable annuity, you will receive an amount equal to the sum of (i) the difference between the premiums paid and the amounts allocated to any account under the contract and (ii) the Contract Value on the date the returned contract is received by our company or our agent.

   COLORADO - It is unlawful to knowingly provide false, incomplete, misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Services.

   DISTRICT OF COLUMBIA   TENNESSEE - WARNING. It is a crime to provide false or
   misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

   FLORIDA   GEORGIA - Any person who knowingly and with intent to injure, defraud or deceive any insurer files a statement of claim or an application containing any false, incomplete or misleading information may be guilty of a felony of the third degree.

   LOUISIANA   OREGON - Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit, or knowingly presents false information in an application for insurance, is guilty of a crime and may be subject to fines and confinement in prison.

   NEW JERSEY - Any person who includes any false or misleading information on an application for an annuity contract is subject to criminal and civil penalties.

{  ] I WOULD LIKE TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION (SAI).

I/WE UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

I have read the above statements and represent that they are complete and true to the best of my knowledge and belief. I acknowledge receipt of a variable annuity prospectus. By accepting the annuity issued, I agree to any additions or corrections to this application. I (owner) confirm that any Social Security/Taxpayer ID Number is correct as it appears on this application.

Owner's Signature____________________Joint Owner's Signature____________________

Annuitant's Signature _____________________________________(if other than owner)

Signed at _______________________(City, State) Date ____________________________

Do you, as Agent, have reason to believe the product applied for will replace
existing annuities or insurance?     [  ]  Yes   [  ]  No
Are there any life insurance policies or annuity contracts owned by or on the
life of the owner or the annuitant?  [  ]  Yes   [  ]  No

Licensed Agent __________________________  __________________________  _______________________  ___________
               Signature                   Print Name                  Agent ID Number          % Shares

Licensed Agent __________________________  __________________________  _______________________  ___________
               Signature                   Print Name                  Agent ID Number          % Shares

               __________________________  __________________________
               Bank or Broker/Dealer Firm  Address

               __________________________  __________________________  ___________________________________________
               Date                        Telephone                   Licensed I.D. No. (for Florida Agents only)

--------------------------------------------------------------------------------

OL4005                                                                      5-02